UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04973

Exact name of registrant as specified in charter:	Voyageur Insured Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Tax-Free Arizona Fund

May 31, 2012

	Principal
	Amount	Value
Municipal Bonds – 99.44%
Corporate Revenue Bonds – 12.88%
Maricopa County Pollution Control (Palo Verde Project)
Series A 5.05% 5/1/29 (AMBAC)	$2,000,000	$2,009,760
•Series B 5.20% 6/1/43	1,500,000	1,650,225
•Navajo County Pollution Control Revenue (Arizona Public Services-Cholla)
Series D 5.75% 6/1/34	1,500,000	1,702,455
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power San Juan)
5.75% 9/1/29	750,000	797,760
Series A 4.95% 10/1/20	1,450,000	1,603,526
Series A 5.25% 10/1/40	3,400,000	3,586,252
Salt Verde Financial Senior Gas Revenue 5.00% 12/1/37	2,250,000	2,302,448
		13,652,426
Education Revenue Bonds – 13.17%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,623,165
Arizona State University Certificates of Participation (Research Infrastructure Project)
5.00% 9/1/30 (AMBAC)	2,000,000	2,130,160
Arizona State University Energy Management Revenue (Arizona State University Tempe
Campus II Project) 4.50% 7/1/24	1,000,000	1,095,060
Arizona State University Series C 5.50% 7/1/25	330,000	400,161
Glendale Industrial Development Authority Revenue (Midwestern University) 5.125% 5/15/40	1,305,000	1,373,721
Northern Arizona University
5.00% 6/1/36	475,000	518,672
5.00% 6/1/41	1,240,000	1,341,234
Phoenix Industrial Development Authority (Great Hearts Academic Project)
6.30% 7/1/42	500,000	525,935
6.40% 7/1/47	500,000	526,255
Pima County Industrial Development Authority Educational Revenue (Tucson Country Day
School Project) 5.00% 6/1/37	1,500,000	1,321,110
South Campus Group Student Housing Revenue (Arizona State University-South Campus
Project) 5.625% 9/1/35 (NATL-RE)	2,000,000	2,027,020
Tucson Industrial Development Authority Lease Revenue (University of Arizona-Marshall
Foundation) Series A 5.00% 7/15/27 (AMBAC)	1,000,000	1,001,970
University of Arizona Certificates of Participation (University of Arizona Project)
Series A 5.125% 6/1/21 (AMBAC)	85,000	85,267
		13,969,730
Electric Revenue Bonds – 5.85%
Mesa Utilities System Revenue 5.00% 7/1/18 (NATL-RE) (FGIC)	1,500,000	1,808,490
Pinal County Electric District #3 Refunding 5.25% 7/1/41	2,000,000	2,183,200
Salt River Project Agricultural Improvement & Power District Electric System Revenue
5.00% 1/1/31 (NATL-RE) (IBC)	1,000,000	1,028,000
Series A 5.00% 12/1/30	1,000,000	1,184,690
		6,204,380
Healthcare Revenue Bonds – 17.39%
Glendale Industrial Development Authority Hospital Revenue (John C. Lincoln Health)
5.00% 12/1/42	2,205,000	2,226,631
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A
5.25% 7/1/32	1,250,000	1,344,688
5.50% 7/1/26	1,000,000	1,048,860
6.00% 7/1/39	2,500,000	2,832,849
Puerto Rico Industrial Tourist Educational Medical & Environmental Control
Facilities Financing Authority (Auxilio Mutuo) Series A 6.00% 7/1/33	1,685,000	1,885,684
Scottsdale Industrial Development Authority Hospital Revenue
(Scottsdale Healthcare) Series A 5.25% 9/1/30	1,250,000	1,267,188
Tempe Industrial Development Authority Revenue (Friendship Village)
Series A 6.25% 12/1/42	1,200,000	1,260,924
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39	1,500,000	1,684,620
6.50% 7/1/39	2,500,000	2,863,049
Yavapai County Industrial Development Authority Revenue (Yavapai Regional Medical
Center) Series A 5.25% 8/1/21 (RADIAN)	2,000,000	2,025,280
		18,439,773
Lease Revenue Bonds – 12.41%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,046,310
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,736,340

Arizona State Sports & Tourism Authority Senior Revenue (Multipurpose Stadium Facility)
Series A 5.00% 7/1/36	1,000,000	1,088,770
Marana Municipal Property Facilities Revenue 5.00% 7/1/28 (AMBAC)	575,000	587,064
Maricopa County Industrial Development Authority Correctional Contract Revenue (Phoenix
West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,000,580
Phoenix Industrial Development Authority Lease Revenue (Capitol Mall II, LLC Project) 5.00%
9/15/28 (AMBAC)	2,000,000	2,001,620
Pima County Industrial Development Authority Lease Revenue Metro Police Facility
(Nevada Project) Series A
5.25% 7/1/31	1,500,000	1,606,485
5.375% 7/1/39	1,500,000	1,620,795
6.00% 7/1/41	1,000,000	1,112,170
Pinal County Certificates of Participation 5.00% 12/1/29	1,300,000	1,360,099
		13,160,233
Local General Obligation Bonds – 3.45%
Coconino & Yavapai Counties Joint Unified School District #9 (Sedona Oak Creek Project of
2007) Series B 5.375% 7/1/28	1,350,000	1,538,879
DC Ranch Community Facilities 5.00% 7/15/27 (AMBAC)	1,000,000	1,016,260
•Gila County Unified School District #10 (Payson School Improvement Project of 2006)
Series A 5.25% 7/1/27 (AMBAC)	1,000,000	1,105,570
		3,660,709
§Pre-Refunded Bonds – 2.33%
Arizona Tourism & Sports Authority Tax Revenue (Multipurpose Stadium Facility)
Series A 5.00% 7/1/28-13 (NATL-RE)	1,345,000	1,413,098
Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series I 5.25% 7/1/33-14	5,000	5,494
University of Arizona Series B 5.00% 6/1/31-13 (AMBAC)	1,000,000	1,047,360
		2,465,952
Special Tax Revenue Bonds – 21.61%
Arizona Transportation Board
(Maricopa County Regional Area Road)
5.00% 7/1/25	1,000,000	1,177,680
Series A 5.00% 7/1/29	1,115,000	1,272,059
Flagstaff Aspen Place Sawmill Improvement District Revenue 5.00% 1/1/32	875,000	876,015
Gilbert Public Facilities Municipal Property Revenue 5.00% 7/1/25	1,250,000	1,410,988
Guam Government Business Privilege Tax Revenue Series A
5.125% 1/1/42	545,000	591,358
5.25% 1/1/36	705,000	784,348
Marana Tangerine Farm Road Improvement District Revenue 4.60% 1/1/26	823,000	848,826
Phoenix Civic Improvement Excise Tax Revenue (Solid Waste Improvements)
Series A 5.00% 7/1/19 (NATL-RE)	1,000,000	1,123,830
Phoenix Civic Improvement Transition Excise Tax Revenue (Light Rail Project)
5.00% 7/1/20 (AMBAC)	1,570,000	1,711,597
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue Series C
5.50% 7/1/25 (AMBAC)	455,000	508,699
Puerto Rico Sales Tax Financing Corporation Revenue First Subordinate
Ω(Convertible Capital Appreciation Bonds) Series A 6.75% 8/1/32	960,000	986,390
Series A 5.00% 8/1/26	1,100,000	1,212,079
Series A 5.00% 8/1/40	1,250,000	1,335,663
Series A 5.00% 8/1/46	1,500,000	1,597,724
^Series A 5.03% 8/1/44 (NATL-RE)	3,885,000	642,579
^Series A 5.04% 8/1/45 (NATL-RE)	3,980,000	616,661
Series A 5.375% 8/1/39	850,000	910,520
Series A 5.50% 8/1/42	1,000,000	1,074,560
Series A 5.75% 8/1/37	580,000	644,386
Series A 6.50% 8/1/44	1,250,000	1,475,812
Series A-1 5.00% 8/1/43	1,060,000	1,105,453
Queen Creek Improvement District #1 5.00% 1/1/32	1,000,000	1,001,120
		22,908,347
State & Territory General Obligation Bonds – 2.62%
Puerto Rico Commonwealth Public Improvement
Series A 5.75% 7/1/41	2,000,000	2,148,360
Series E 5.375% 7/1/30	600,000	631,680
		2,780,040
Transportation Revenue Bonds – 6.10%
Arizona State Transportation Board Highway Revenue Subordinated Series A 5.00% 7/1/23	1,000,000	1,084,530
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,382,875
(Senior Lien) Series B
5.25% 7/1/27 (NATL-RE) (FGIC)	1,000,000	1,001,310
5.25% 7/1/32 (NATL-RE) (FGIC)	3,000,000	3,003,000
		6,471,715
Water & Sewer Revenue Bonds – 1.63%
Phoenix Civic Improvement Wastewater Corporation Systems Revenue (Junior Lien)
5.00% 7/1/19 (NATL-RE)	1,000,000	1,177,970
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Senior Lien) Series A
5.25% 7/1/42	220,000	221,617
6.00% 7/1/47	305,000	329,537
		1,729,124
Total Municipal Bonds (cost $98,146,858)		105,442,429

Total Value of Securities – 99.44%
(cost $98,146,858)		105,442,429
Receivables and Other Assets Net of Liabilities – 0.56%		591,981
Net Assets Applicable to 8,942,010 Shares Outstanding – 100.00%		$106,034,410

•Variable rate security. The rate shown is the rate as of May 31, 2012. Interest rates reset periodically.
^Zero coupon security. The rate shown is the yield at the time of purchase.
§Pre-refunded bonds. Municipals bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of abbreviations:
ACA – Insured by American Capital Access
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by Financial Guaranty Insurance Company
IBC – Insured Bond Certificate
NATL-RE – Insured by National Public Finance Guarantee Corporation
RADIAN – Insured by Radian Asset Assurance

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Voyageur Insured Funds - Delaware Tax-Free Arizona Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (August 31, 2008–August 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gains (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities using the effective interest method. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At May 31, 2012, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At May 31, 2012, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$98,146,858
Aggregate unrealized appreciation	$7,359,602
Aggregate unrealized depreciation	(64,031)
Net unrealized appreciation	$7,295,571

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 - inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 - inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of May 31, 2012:

Level 2
Municipal Bonds	$105,442,429

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended May 31, 2012, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

In May 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. ASU No. 2011-04 requires reporting entities to disclose: i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, and ii) for Level 3 fair value measurements: (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities, mainly in Arizona. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At May 31, 2012, 27.68% of the Fund's net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest in advance refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's Investors Service, Inc., Standard & Poor’s Ratings Group, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s (S&P) and Baa3 by Moody’s Investor Services (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of May 31, 2012, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to May 31, 2012 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: